                                                                  Exhibit No. 21

                         ICF KAISER INTERNATIONAL, INC.
                   9300 Lee Highway, Fairfax, Virginia 22031
                                 (703) 934-3600

     ICF Kaiser International, Inc.'s consolidated subsidiaries are listed below. Consolidated subsidiaries which are less than wholly owned are indicated by the ownership percentage figure in parentheses following the name of the consolidated subsidiary.

                                                                           JURISDICTION
CONSOLIDATED SUBSIDIARY                                                    OF FORMATION
---------------------------------------------------------------------------------------
I.  CLEMENT INTERNATIONAL CORPORATION                                          DELAWARE
I.  CYGNA GROUP, INC.                                                          DELAWARE
    II.  Liability Risk Management, Inc.                                     California
I.  EDA, INCORPORATED                                                          MARYLAND
I.  HBG HAWAII, INC.                                                           DELAWARE
    II.  Silversword, Inc. (50%)                                               Delaware
         III.  Silversword Ltd. L.P.                                           Delaware
I.  HBG INTERNATIONAL, INC.                                                    DELAWARE
    II.  PyroCarbons, Ltd. (50%)                                               Virginia
I.  ICF INCORPORATED                                                           DELAWARE
    II.  ICF/EKO (63.0%)                                                         Russia
I.  ICF INFORMATION TECHNOLOGY, INC.                                           DELAWARE
    II.  Phase Linear Systems Incorporated                                     Delaware
I.  ICF KAISER DEFENSE PROGRAMS, INC.                                          DELAWARE
    II.  Kaiser-Hill TERC Company, LLC (65%)                                   Delaware
I.  ICF KAISER DEVELOPMENT CORPORATION, INC.                                   DELAWARE
    II.  Global Trade & Investment, Inc.                                       Delaware
I.  ICF KAISER ENGINEERS GROUP, INC.                                           DELAWARE
    II.  Henry J. Kaiser Company                                                 Nevada
    II.  ICF Kaiser Engineers, Inc.                                                Ohio
         III.  Henry J. Kaiser Company (Canada) Ltd.                             Canada
         III.  ICF Kaiser Engineers & Builders, Inc.                           Delaware
         III.  ICF Kaiser Engineers (California) Corporation                   Delaware
         III.  ICF Kaiser Engineers Corporation                                New York
         III.  ICF Kaiser Engineers of Michigan, Inc.                          Michigan
         III.  ICF Kaiser International Planning & Design, Inc.            Pennsylvania
         III.  ICF Kaiser Overseas Engineering, Inc.                           Delaware
         III.  ICF Kaiser Remediation Company                                  Delaware
         III.  Kaiser Engineers and Constructors, Inc.                           Nevada
               IV.  ICF Kaiser Engenharia e Participagues Ltda. (99%)            Brazil
                    V.  ICF Kaiser Construgues e Engenharia Ltda (99%)           Brazil
               IV.  ICF Pty. Ltd. (50%)                                       Australia
               IV.  Kaiser Engineers Limited (0.02%)                               U.K.
               IV.  Kaiser Engenharia S.A. (50%)                               Portugal
                    V.  ICF Kaiser Construgues e Engenharia Ltda (1%)            Brazil

                                                     Current as of July 15, 1998

               IV.  Kaiser Engineers (NZ) Ltd (1%)                          New Zealand
               IV.  Kaiser Engineers Pty. Ltd. (50%)                          Australia
                    V.  ICF Kaiser Aluterv KFT                                  Hungary
                    V.  ICF Kaiser Engineers Asia Pacific Pty Ltd                 India
                    V.  ICF Kaiser Engineers (Hong Kong) Pty Ltd              Hong Kong
                    V.  ICF Kaiser Engineers (Singapore) Pte                  Singapore
                    V.  Kaiser Engineers (NZ) Limited (99%)                 New Zealand
                    V.  KWA Kenwalt Australia Pty Ltd (50%)                   Australia
               IV.  Kaiser Ingenieria de Chile Limitada (51%)                     Chile
         III.  Kaiser Engineers International, Inc.                              Nevada
               IV.  ICF Pty. Ltd. (50%)                                       Australia
               IV.  ICF Kaiser Engenharia e Participagues Ltda.(1%)              Brazil
               IV.  ICF Kaiser Panama S.A.                                       Panama
               IV.  Kaiser Engenharia S.A. (50%)                               Portugal
               IV.  Kaiser Engineers Pty. Ltd. (50%)                          Australia
               IV.  Kaiser Ingenieria de Chile Limitada (49%)                     Chile
         III.  Kaiser Engineers Limited (99.98%)                                   U.K.
               IV.  Kaiser Engineers Technical Services Limited (80%)            Cyprus
               IV.  Kaiser Engineers (UK) Limited (50%)                            U.K.
         III.  Kaiser Engineers (UK) Limited (50%)                                 U.K.
               IV.  Kaiser Engineers Technical Services Limited (20%)            Cyprus
         III.  Kaiser Engenharia e Constructoes Limitada                         Brazil
         III.  KE, Inc.                                                     Philippines
         III.  KE Services Corporation                                         Delaware
    II.  International Waste Energy Systems, Inc.                              Delaware
    II.  KE Livermore, Inc.                                                    Delaware
    II.  LIFAC-North America Partnership (50%)                                 Delaware
I.  ICF KAISER ENGINEERS MASSACHUSETTS, INC.                                   DELAWARE
I.  ICF KAISER ENGINEERS PACIFIC, INC.                                           NEVADA
I.  ICF KAISER EUROPE, INC.                                                    DELAWARE
I.  ICF KAISER / GEORGIA WILSON, INC.                                          DELAWARE
I.  ICF KAISER GOVERNMENT PROGRAMS, INC.                                       DELAWARE
    II.  Kaiser-Hill Company, LLC (50%)                                        Colorado
         III.  Kaiser-Hill Funding Company, L.L.C. (98%)                       Delaware
    II.  Kaiser-Hill Funding Company, L.L.C. (1%)                              Delaware
I.  ICF KAISER HANFORD COMPANY                                                 DELAWARE
I.  ICF KAISER HOLDINGS UNLIMITED, INC.                                        DELAWARE
    II.  American Venture Investments Incorporated                             Delaware
         III.  American Venture Holdings, Inc.                                 Delaware
    II.  Cygna Consulting Engineers and Project Management, Inc.             California
    II.  Excell Development Construction, Inc.                                 Delaware
    II.  ICF Kaiser Engineers Eastern Europe, Inc.                             Delaware
         III.  ICF Kaiser Netherlands B.V. (10%)                            Netherlands
    II.  ICF Kaiser Hunters Branch Leasing, Inc.                               Delaware
    II.  ICF Kaiser Netherlands B.V. (90%)                                  Netherlands

                                                     Current as of July 15, 1998

    II.  ICF Leasing Corporation, Inc.                                         Delaware
I.  ICF KAISER SERVICIOS AMBIENTALES, S.A. DE C.V. (66 2/3%)                     MEXICO
I.  ICF KAISER TECHNOLOGY HOLDINGS, INC.                                       DELAWARE
    II.  ICF Kaiser Advanced Technology, Inc.                                     Idaho
         III.  ICF Kaiser Advanced Technology of New Mexico, Inc.            New Mexico
I.  ICF RESOURCES INCORPORATED                                                 DELAWARE
    II.  ICF R G.P. No. 1, Inc.                                                Delaware
    II.  Public/Private Policy Analysis, Inc.                                  Delaware
I.  MONUMENT SELECT INSURANCE COMPANY                                           VERMONT
I.  SYSTEMS APPLICATIONS INTERNATIONAL, INC.                                   DELAWARE
I.  THE K.S. CRUMP GROUP, INC.                                                 DELAWARE
I.  TUDOR ENGINEERING COMPANY                                                  DELAWARE













                                                     Current as of July 15, 1998

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